UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2011

MUSTANG ALLIANCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148431 (Commission File Number)	74-3206736 (IRS Employer Identification No.)

Mustang Alliances, Inc.
410 Park Avenue, 15th floor
New York, NY 10022
Fax: (212) 504-2800

 (Address of principal executive offices)

(888) 251-3422

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.

On December 15, 2010, Mustang Alliances, Inc., a Nevada corporation (the “Registrant”), notified the FINRA of its intention to implement a 1 for 8 share dividend or forward stock split of its issued and outstanding common stock to the holders of record as of December 27, 2010 (the “Shareholders”). The forward stock split became effective as of the start of business on January 3, 2011. The additional shares will be mailed directly to Shareholders without any further action on their part.  As a result of the forward stock split, the Registrant has 107,200,000 shares of common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG ALLIANCES, INC.

	By:	/s/Leonard Sternheim
Name: Leonard Sternheim
Title: President and Chief Executive Officer
Date: January 3, 2011